Credit loss allowance expenses (Tables)	12 Months Ended
Dec. 31, 2022
Credit Loss Allowance Expenses
Schedule of credit loss allowance expenses

	2022	2021	2020

Net increase of loss allowance (note 13)	939,079	311,601	160,770
Recovery	(31,491)	(22,494)	(18,202)
Credit card receivables	907,588	289,107	142,568

Net increase of loss allowance (note 14)	501,843	192,078	27,020
Recovery	(4,520)	(542)	(103)
Loans to customers	497,323	191,536	26,917
Total	1,404,911	480,643	169,485